                                                                      EXHIBIT 99



CHRYSLER FINANCIAL                                                                             DISTRIBUTION DATE:         06-DEC-02
DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)                                                   PAGE 1 OF 2
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
  Payment Determination Statement Number                    7
  Distribution Date                                 06-Dec-02

  DATES COVERED                            FROM AND INCLUDING    TO AND INCLUDING
  -------------                            ------------------    ----------------
     Collections Period                             01-Nov-02           30-Nov-02
     Accrual Period                                 06-Nov-02           05-Dec-02
     30/360 Days                                           30
     Actual/360 Days                                       30


                                                    NUMBER OF
  COLLATERAL POOL BALANCE DATA                       ACCOUNTS        $ AMOUNT
  ----------------------------                       --------        --------

  Pool Balance - Beginning of Period                  131,242    2,027,211,209.37
  Collections of Installment Principal                              44,086,532.31
  Collections Attributable to Full Payoffs                          20,338,322.33
                                                                 ----------------
  Principal Amount of Repurchases                                            0.00
  Principal Amount of Gross Losses                                   2,634,966.95

  Pool Balance - End of Period                        128,638    1,960,151,387.78
                                                                 ================


  POOL STATISTICS                                                 END OF PERIOD
  ---------------                                                 -------------

  Initial Pool Balance (Pool Balance at the
  Purchase Date)                                                 2,504,880,990.65
  Pool Factor (Pool Balance as a Percent
  of Initial Pool Balance)                                                  78.25%

  Ending O/C Amount                                                100,844,159.56
  Coverage Ratio (Ending Pool Balance as
  a Percent of Ending Securities)                                          105.42%

  Cumulative Net Losses                                              4,788,483.78
  Net Loss Ratio (3 mo. Weighted Avg.)                                    0.69230%
  Cumulative Recovery Ratio                                                 51.48%
  60+ Days Delinquency Amount                                        7,931,224.92
  Delinquency Ratio (3 mo. Weighted Avg.)                                 0.36490%

  Weighted Average APR                                                      6.510%
  Weighted Average Remaining Term (months)                                  44.53
  Weighted Average Seasoning (months)                                       12.29



CHRYSLER FINANCIAL                                                                             DISTRIBUTION DATE:         06-DEC-02
DAIMLERCHRYSLER AUTO TRUST 2002-A MONTHLY SERVICER'S CERTIFICATE (HO)                                                   PAGE 2 OF 2
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
  CASH SOURCES
  ------------
      Collections of Installment Principal                          44,086,532.31
      Collections Attributable to Full
      Payoffs                                                       20,338,322.33
      Principal Amount of Repurchases                                        0.00    O/C RELEASE  (Prospectus pg S16)
      Recoveries on Loss Accounts                                    1,276,635.41    Pool Balance                 1,960,151,387.78
      Collections of Interest                                       10,242,924.00    Yield Supplement O/C Amount    (23,373,025.05)
                                                                                                                   ----------------
      Investment Earnings                                               83,619.19    Adjusted Pool Balance        1,936,778,362.73
      Reserve Account                                                5,958,500.00
                                                                 ----------------
      TOTAL SOURCES                                                 81,986,533.24    Total Securities             1,859,307,228.22
                                                                 ================                                 ----------------
                                                                                     Adjusted O/C Amount             77,471,134.51
  CASH USES
  ---------
      Servicer Fee                                                   1,689,342.67    O/C Release Threshold           77,471,134.51

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


      Note Interest                                                  5,386,008.34
      Reserve Fund                                                   5,958,500.00    O/C Release Period? (A1 Notes Matured) Yes
      O/C Release to Seller                                         50,859,910.45
      Note Principal                                                18,092,771.78    O/C Release                     50,859,910.45
                                                                 ----------------
      TOTAL CASH USES                                               81,986,533.24
                                                                 ================


ADMINISTRATIVE PAYMENT
Total Principal and Interest Sources                                81,986,533.24
Investment Earnings in Trust Account                                   (83,619.19)
Daily Collections Remitted                                         (20,683,098.82)
Cash Reserve in Trust Account                                       (5,958,500.00)
Servicer Fee (withheld)                                             (1,689,342.67)
O/C Release to Seller                                              (50,859,910.45)
                                                                 ----------------
      PAYMENT DUE TO/(FROM) TRUST ACCOUNT                            2,712,062.11
                                                                 ================



                                                  Beginning            Ending                   Principal          Principal per
                                                   Balance             Balance                   Payment             $1000 Face
                                                   -------             -------                   -------             ----------
NOTES & CERTIFICATES
--------------------
Class A-1  506,000,000.00  @   1.95%                     0.00                0.00                      0.00               0.0000000
Class A-2  777,000,000.00  @   2.90%           777,000,000.00      758,907,228.22             18,092,771.78              23.2854206
Class A-3  599,000,000.00  @   3.85%           599,000,000.00      599,000,000.00                      0.00               0.0000000
Class A-4  424,000,000.00  @   4.49%           424,000,000.00      424,000,000.00                      0.00               0.0000000
Certificates                                    77,400,000.00       77,400,000.00                      0.00               0.0000000
                                             ----------------   -------------------------------------------
      Total Securities                       1,877,400,000.00    1,859,307,228.22             18,092,771.78
                                             ================   ===========================================
        * Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period   30




                                                                    Interest            Interest per
                                                                     Payment              $1000 Face                 Original
                                                                     -------              ----------
NOTES & CERTIFICATES
--------------------
Class A-1  506,000,000.00  @   1.95%                                         0.00                 0.0000000               506000000
Class A-2  777,000,000.00  @   2.90%                                 1,877,750.00                 2.4166667               777000000
Class A-3  599,000,000.00  @   3.85%                                 1,921,791.67                 3.2083333               599000000
Class A-4  424,000,000.00  @   4.49%                                 1,586,466.67                 3.7416667               424000000
Certificates                                                                 0.00                                          77400000
                                                                 ----------------                                  ----------------
      Total Securities                                               5,386,008.34                                  2,383,400,000.00
                                                                 ================                                  ================
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* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period  30
       ----